UNITED STATES OF AMERICA
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549



                           FORM 8-K/A


        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



Date of Report (Date of earliest event reported)
              March 27, 2002  (January 15, 2002)
              ----------------------------------


                        ND Holdings, Inc.
        (Exact name of registrant as specified in its charter)



    North Dakota            0-25958            45-040406
    ------------            -------            ---------
  (State or other        (Commission         (IRS Employer
    Jurisdiction          File Number)      Identification No.)
 Of Incorporation)

            1 North Main Street, Minot, North Dakota             58703
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (701) 852-5292



This Document consists of 5  pages



Item 2:

Acquisition of Capital Financial Services, Inc.

Through an agreement executed on January 15, 2002, the Registrant, ND Holdings, Inc. acquired one hundred percent of the equity stock of Capital Financial Services, Inc., a Wisconsin Corporation from two individuals, Charles G. Hartman and Geoffrey Legler. Capital Financial Services, Inc. is an NASD Regulation, Inc. member Broker Dealer with offices in Madison, Wisconsin.
The transaction was an arms length purchase and sale transaction negotiated by the representatives of each party to the agreement. On January 15, 2002, the final closing of the transaction occurred and control and ownership of Capital Financial Services, Inc. passed to ND Holdings, Inc. As a wholly owned subsidiary of ND Holdings, Inc., Capital Financial Services, Inc.
will continue its same line and manner of business, that of a Broker Dealer involved in the sale and distribution of mutual funds, annuities and variable
insurance products.   The total purchase price for Capital Financial Services,
Inc. was as follows: $1,140,000 in cash at closing; a convertible debenture in the principal amount of $250,000 with certain provisions for reduction; the issuance of 750,000 shares of no par value common stock of ND Holdings, Inc.
in three installments together with certain put rights; and the issuance of 250,000 options to purchase 250,000 shares of no par value common stock of ND Holdings, Inc. at a strike price of $1.00 per share, with the provisions and restrictions with respect to each item further defined in the Stock Purchase Agreement (see attached Exhibit to Form 8K - Stock Purchase Agreement). Prior to the acquisition of Capital Financial Services, Inc. by ND Holdings, Inc.,
ND Holdings, Inc. had no affiliation with Capital Financial Services, Inc., nor its individual shareholders, nor any of the officers, directors, or other affiliated persons of Capital Financial Services, Inc. ND Holdings, Inc. utilized existing current assets, working capital and credit lines to fund the acquisition.


Item 7.

Financial Statements and Pro Forma Financial Information related to acquisition of Capital Financial Services, Inc.


Financial statements and pro forma financial information required by Item 7 of Form 8K with respect to the acquisition of Capital Financial Services, Inc. as a wholly owned subsidiary corporation by ND Holdings, Inc. follow:

                                   1

                                PRO-FORMA CONSOLIDATED PROFIT AND LOSS STATEMENT (UNAUDITED)
THREE MONTHS ENDED 12-31-01               ND HOLDINGS, INC.        CAPITAL FINANCIAL         ADJUSTMENTS        PRO-FORMA
                                          AND SUBSIDIARIES           SERVICES, INC.                            CONSOLIDATED
REVENUES
Fee Income                                         751,281                    43,950                                795,231
Commissions                                      1,104,954                 1,610,391                              2,715,345
Internet revenues                                  146,875                                                          146,875

Total revenue                                    2,003,110                 1,654,341                   -          3,657,451

OPERATING EXPENSES
Compensation and Benefits                          430,294                                                          430,294
General and administrative expenses                871,942                    20,765                                892,707
Commission expense                                 511,492                 1,616,608                              2,128,100
Sales commission amortized                         155,777                                                          155,777
Depreciation and amortization                      146,101                                                          146,101

Total operating expenses                         2,115,605                 1,637,373                   -          3,752,978

OPERATING INCOME (LOSS)                           (112,495)                   16,968                   -            (95,527)

OTHER INCOME (EXPENSES)
Interest and other income                           24,293                                                           24,293
Interest expense                                   (76,002)                                                         (76,002)

Net other expense                                  (51,709)                        -                   -            (51,709)

INCOME (LOSS) BEFORE INCOME
TAX EXPENSE                                       (164,204)                   16,968                   -           (147,236)

INCOME TAX BENEFIT (EXPENSE)                        35,588                                                           35,588

INCOME (LOSS) BEFORE MINORITY
INTEREST AND CUMULATIVE EFFECT
OF AN ACCOUNTING CHANGE                           (128,616)                   16,968                   -           (111,648)

Minority interest, net of income taxes               9,344                                                            9,344
Cumulative effect of an
accounting change, net of income taxes                   -                                                                -

NET INCOME (LOSS) AFTER
MINORITY INTEREST AND
CUMULATIVE EFFECT OF AN
ACCOUNTING CHANGE                                 (119,273)                   16,968                   -           (102,305)

EARNINGS (LOSS) PER COMMON SHARE:
Basic                                                   (0)                                                              (0)
Diluted                                                 (0)                                                              (0)

SHARES USED IN COMPUTING
EARNINGS (LOSS) PER COMMON SHARE:
Basic                                            6,545,282                                       750,000          7,295,282
Diluted                                          6,545,282                                       750,000          7,295,282

                                  2


                                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
THREE MONTHS ENDED 12-31-01                 ND HOLDINGS, INC.          CAPITAL FINANCIAL        PRO-FORMA        PRO-FORMA
                                            AND SUBSIDIARIES              SERVICES, INC.       ADJUSTMENTS      CONSOLIDATED
CURRENT ASSETS
Cash and Cash Equivalents                           1,834,683                     13,228       (1,153,228) a        694,683
Cash segregated for the exclusive
benefit of customers                                  298,536                                                       298,536
Securities available-for-sale                         128,556                     24,267          (24,267) b        128,556
Accounts Receivable                                   509,490                    420,722         (320,722) c        609,490
Prepaids                                              111,678                                                       111,678

Total current assets                                2,882,943                    458,217       (1,498,217)        1,842,943

PROPERTY AND EQUIPMENT                              2,049,236                                                     2,049,236
Less accumulated depreciation                        (607,597)                                                     (607,597)

Net property and equipment                          1,441,639                          -                          1,441,639

OTHER ASSETS
Deferred sales commissions                          1,459,536                                                     1,459,536
Covenant not to compete (net of accumulated
amoritization of $122,624 for 2001 and
of $368,124 for 2000)                                  95,376                                                        95,376
Investment adviser's agreements (net of
accumulated amortization of $1,754,816 for
2001 and $1,449,689 for 2000)                       4,350,657                                                     4,350,657
Other                                                 984,641                     38,300         2,040,000 d      3,062,941

Total other assets                                  6,890,210                     38,300         2,001,700        8,930,210

TOTAL ASSETS                                       11,214,792                    496,517           503,483       12,214,792

LIABILITIES

CURRENT LIABILITIES
Service fees payable                                   89,525                                                        89,525
Accounts payable                                       65,836                                                        65,836
Other current liabilities                             464,756                    385,802         (385,802) b        464,756
Deferred tax liability                                273,434                                                       273,434
Current portion of long-term debt                     952,773                                                       952,773

Total current liabilities                           1,846,324                    385,802         (385,802)        1,846,324

LONG-TERM LIABILITIES
Note Payable                                          474,375                                                       474,375
Subordinate debentures                                645,000                                                       645,000
Debentures                                            940,000                                      250,000 e      1,190,000
Corporate notes                                       962,000                                                       962,000
Common Stock Payable                                                                               500,000 e        500,000
Less current portion shown above                     (952,773)                                                     (952,773)

Total long-term liabilities                         2,068,602                          -           750,000        2,818,602

TOTAL LIABILITIES                                   3,914,926                    385,802           364,198        4,664,926

MINORITY INTEREST IN SUBSIDIARY                       411,029                                                       411,029

STOCKHOLDERS' EQUITY
Common stock - 20,000,000 shares
authorized, no par value; 6,462,240 and
7,444,687 shares issued and
outstanding, respectively                           8,588,793                      5,000           245,000 f      8,838,793
Additional paid in Capital                                                       105,715          (105,715)               -
Receivable - unearned ESOP shares                     (97,093)                                                      (97,093)
Accumulated deficit                                (1,596,862)                                                   (1,596,862)
Accumulated other comprehensive
income (loss)                                          (6,001)                                                       (6,001)

Total stockholders' equity                          6,888,837                    110,715           139,285        7,138,837

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                             11,214,792                     496,517          503,483       12,214,792

Adjustment Notes to Pro-forma Consolidated Balance Sheet (Unaudited) for the three months ended December 31, 2001.

                                    3

a. Adjustment for cash paid in the acquisition.
b. Adjustment for items not included in the acquisition
c. Adjustment for accounts receivable not included in the acquisition
d. Adjustment for purchase price of acquisition less current assets acquired
e. Adjustment for Debentures and common stock payable with respect to the acquisition
f. Adjustment for net effect of issuing 250,000 shares and 250,000 options with respect to the acquisition.


                                Pro-forma Consolidated Profit and Loss Statement (Unaudited)
Twelve Months Ended 12-31-01                 ND Holdings, Inc.          Capital Financial       Adjustments      Pro-forma
                                             and Subsidiaries             Services, Inc.                        Consolidated
Fee Income                                          2,970,581                     218,135                          3,188,716
Commissions                                         4,554,559                   6,192,932                         10,747,491
Internet revenues                                     642,584                                                        642,584

Total revenue                                       8,167,724                   6,411,067                 -       14,578,791

OPERATING EXPENSES
Compensation and Benefits                           1,833,715                                                      1,833,715
General and administrative expenses                 1,751,487                         232                          1,751,719
Commission expense                                  3,583,310                   6,411,307                          9,994,617
Sales commission amortized                            613,738                                                        613,738
Depreciation and amortization                         578,534                                                        578,534

Total operating expenses                            8,360,784                   6,411,539                 -       14,772,323

OPERATING INCOME (LOSS)                              (193,060)                       (472)                -         (193,532)

OTHER INCOME (EXPENSES)
Interest and other income                             164,641                       2,865                            167,506
Interest expense                                     (317,924)                                                      (317,924)

Net other expense                                    (153,283)                      2,865                 -         (150,418)

INCOME (LOSS) BEFORE INCOME
TAX EXPENSE                                          (346,343)                      2,393                 -         (343,950)

INCOME TAX BENEFIT (EXPENSE)                           20,148                        (359)                            19,789

INCOME (LOSS) BEFORE MINORITY
INTEREST AND CUMULATIVE EFFECT
OF AN ACCOUNTING CHANGE                              (326,195)                      2,034                 -         (324,161)

Minority interest, net of income taxes                 26,367                                                         26,367
Cumulative effect of an
accounting change, net of income taxes                      -

NET INCOME (LOSS) AFTER
MINORITY INTEREST AND
CUMULATIVE EFFECT OF AN
ACCOUNTING CHANGE                                    (299,828)                      2,034                 -         (297,794)

EARNINGS (LOSS) PER COMMON SHARE:
Basic                                                      (0)                                                            (0)
Diluted                                                    (0)                                                            (0)

SHARES USED IN COMPUTING
EARNINGS (LOSS) PER COMMON SHARE:
Basic                                               6,469,025                                       750,000        7,219,025
Diluted                                             6,469,025                                                      7,219,025

                                    4

Exhibits:

None











Signatures

Date:  March 27, 2002

ND Holdings, Inc. (Registrant)


/S/  ROBERT WALSTAD
     ---------------
     Robert Walstad, Authorized Officer
     CEO